UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2022

COVETRUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7 Custom House Street

Portland, ME 04101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 280-2221

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CVET	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on May 24, 2022, Covetrus, Inc. (the “Company”, “we”, “us” or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Corgi Bidco, Inc. (“Parent”) and Corgi Merger Sub, Inc. (“Merger Sub”). Parent and Merger Sub are subsidiaries of investment funds managed by Clayton, Dubilier & Rice, LLC and TPG Global, LLC. Upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger. As a result of the Merger, the Company will cease to be a publicly traded company. In connection with Parent’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Merger and pay related fees in connection with the Merger and related transactions, the Company is making the below information available to prospective lenders.

The information below includes financial measures of the Company that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition to the financial information presented in accordance with GAAP, the Company is providing certain non-GAAP financial measures (discussed below). Management uses these measures in the management of our business and believes that they are useful to investors in evaluating our ongoing operating results and trends.

The table below the information reconciles non-GAAP adjusted EBITDA to the most directly comparable financial measure calculated and presented in accordance with GAAP. Covetrus management believes that this non-GAAP financial measure provides useful additional information to investors and management regarding Covetrus’ results of operations as it provides another measure of Covetrus’ profitability and ability to service its debt, and is considered important to financial analysts covering Covetrus’ industry.

This non-GAAP financial measure, non-GAAP adjusted EBITDA, has limitations as an analytic tool and should not be considered in isolation or as a substitute for net income or any other measure of financial performance reported in accordance with GAAP. Covetrus’ non-GAAP measures may be calculated differently than similarly named measures reported by other companies. In addition, using a non-GAAP measure may have limited value as it excludes certain items that may have a material impact on reported financial results and cash flows. When analyzing Covetrus’ performance, it is important to evaluate each adjustment in the reconciliation tables and use the adjusted measure in addition to, and not as an alternative to, the GAAP measure.

Information:

•

Net sales growth, adjusted for the impact of declines in the U.K. and Germany, was 4% for supply chain services, 24% for prescription management, and 2% for software services for the twelve months ended June 30, 2022.

•	Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2022 was $249 million for supply chain services, $54 million for prescription management, and $34 million for software services.

•	As a percentage of sales, non-GAAP adjusted EBITDA for the twelve months ended June 30, 2022 was 6.2% for supply chain services, 9.6% for prescription management, and 33.9% for software services.

•

Net sales for the Company’s proprietary brands were approximately $400 million for the year ended December 31, 2021, reflecting net sales growth of 1.2% and 13.6% for the years ended December 31, 2020 and 2021, respectively.

•

The Company has identified $31.4 million of operational cost savings related to distribution, procurement, and general and administrative expenses that are expected to be realized over the next four years.

Reconciliation of Non-GAAP Financial Measure:

Non-GAAP adjusted EBITDA adjustments include share-based compensation, strategic consulting, separation programs and executive severance, equity method investments and non-consolidated affiliates, other impairments, and other items, net.

	Supply Chain Services	Prescription Management	Software Services
Operating income (loss)	159	(60)	18
Plus: Depreciation and Amortization	52	103	10
Plus: Other, net, equity in earnings of affiliates, and net loss (income) attributable to redeemable non-controlling interests	7	1	(1)

Earnings (loss) before interest, taxes, depreciation, and amortization (EBITDA)	218	44	27
Plus: Share-Based Compensation	16	9	1
Plus: Strategic Consulting	1	—	—
Plus: Separation programs and executive severance	11	1	—
Plus: Equity method investments and non-consolidated affiliates	4	—	—
Plus: Other Impairments	1	—	6
Plus: Other items, net	(2)	—	—

Non-GAAP Adjusted EBITDA	$249	$54	$34

Rounding adjustments applied to individual numbers shown in this Report may result in these figures differing immaterially from their absolute values.

The information furnished with this Current Report on Form 8-K constitutes only a portion of the presentation materials being utilized in the lender presentation and is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached information in the future to reflect events and circumstances occurring or existing after the date of this current report, the Company specifically disclaims any obligation to do so, except as may be required by law.

The information in this Item 7.01 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Certain statements and information in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Such forward-looking statements may include, but are not limited to, statements concerning our ability to achieve potential costs savings and synergies, quality of earnings benefit and other performance expectations.

Among the factors that could cause actual results to differ materially include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require the Company to pay a termination fee to Parent; the inability to complete the Merger due to the failure to obtain shareholder approval for the adoption of the Merger Agreement or the failure to satisfy other conditions to completion of the Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the Company’s relationships with its customers, operating results and business generally; the risk that the Merger will not be consummated in a timely manner or at all, and the risk that if the Merger is not completed, the market price of the Company common stock could decline; the potential for political, social, or economic unrest, terrorism, hostilities or war, including the war between Russia and Ukraine and the potential impact of financial and economic sanctions on the regional and global economy; the impact of inflationary effects on the Company; the effect of health epidemics, including the COVID-19 pandemic, on the Company’s business and the success of any measures we have taken or may take in the future in response thereto, including compliance with prolonged measures to contain the spread of COVID-19 which may impact the Company’s ability to continue operations at its distribution centers and pharmacies; the ability to achieve performance targets, including managing the Company’s growth effectively; the ability to launch new products; the ability to successfully integrate acquisitions, operations and employees; the ability to continue to execute on the Company’s strategic plan; the ability to attract and retain key personnel; the ability to manage relationships with the Company’s supplier and distributor network, including negotiating acceptable pricing and other terms with these partners; the ability to attract and retain customers in a price sensitive environment; the ability to maintain quality standards in the Company’s technology product offerings as well as associated customer service interactions to minimize loss of existing customers and attract new customers; access to financial markets along with changes in interest rates and foreign currency exchange rates; changes in the legislative landscape in which the Company operates, including potential corporate tax reform, and the Company’s ability to adapt to those changes as well as adaptation by the third-parties the Company is dependent upon for supply and distribution; the impact of litigation, including litigation related to the Merger; the impact of accounting pronouncements, seasonality of the Company’s business, leases, expenses, interest expense, and debt; sufficiency of cash and access to liquidity; and cybersecurity risks, including risk associated with the Company’s dependence on third party service providers as a large portion of its workforce is working from home.

See also the “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 and the Annual Report for the year ended December 31, 2021 and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covetrus, Inc.

Date: August 24, 2022	By:	/s/ Matthew Foulston
	Name:	Matthew Foulston
	Title:	Executive Vice President and Chief Financial Officer